SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 16, 2003

IXIA

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-31523 (Commission File Number)	95-4635982 (I.R.S. Employer Identification No.)

26601 W. Agoura Road, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)

Registrant’s telephone number, including area code: (818) 871-1800

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as a part of this Report:

Exhibit No.	Description

99.1	Press Release dated October 16, 2003 of Ixia

Item 12. Results of Operation and Financial Condition.

     On October 16, 2003, Ixia issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and in the exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia

Dated: October 16, 2003	By:	/s/ Errol Ginsberg

Errol Ginsberg Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 16, 2003 of Ixia